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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): December 10, 2000


                            Balanced Care Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                     1-13845               25-1761898
----------------------------       ------------        -------------------
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)         Identification No.)



      1215 Manor Drive, Mechanicsburg, PA                     17055
    ----------------------------------------               ----------
    (Address of principal executive offices)                (Zip code)



Registrant's telephone number, including area code: 717-796-6100


                               Page 1 of 4 pages
                        Exhibit Index begins on page 4.



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Item 5.  Other Events.

         On December 10, 2000, Balanced Care Corporation (the "Company") issued a press release announcing that it has initiated negotiations regarding the restructuring of certain of its facility rental obligations. The press release is attached hereto as an exhibit and is incorporated in its entirety by reference herein.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.

         (c) Exhibits. The following Exhibits are filed with this Current Report on Form 8-K:

         Exhibit No.         Description
         -----------         -----------
         99.1                Press Release dated December 10, 2000
                             (filed herewith)


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Balanced Care Corporation

Date: December 12, 2000               By: /s/ Clint T. Fegan
                                         --------------------------------
                                         Clint T. Fegan
                                         Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit No.         Description
-----------         -----------

99.1                Press Release dated December 10, 2000 (filed herewith)






                               Page 4 of 4 pages.